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                             THE LEGENDS FUND, INC.

             Supplement dated October 4, 2002 to the Prospectus and Statement of Additional Information dated November 1, 2001

A new sub-advisory agreement (the "New Agreement") between Touchstone Advisors, Inc. and Third Avenue Management LLC was approved at a special meeting of shareholders of the Third Avenue Value Portfolio of The Legends Fund, Inc. on September 26, 2002. The New Agreement was necessitated by the acquisition of a majority interest in Third Avenue Management LLC's parent company, Third Avenue Holdings LLC, by Affiliated Managers Group, Inc. on August 8, 2002.